UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 24, 2023

KIORA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

332 Encinitas Blvd.
Suite 102
Encinitas, CA 92024
(Address of Principal Executive Offices, including zip code)
(781) 788-9043
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	KPRX	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    Change in Registrant’s Certifying Accountant.
(a) The Audit Committee of the Board of Directors (the “Board”) of Kiora Pharmaceuticals, Inc. (the “Company”) annually considers and recommends to the Board the selection of independent public accountants. EisnerAmper LLP (“EisnerAmper”) has served as the Company’s independent auditors since 2014. In September 2022, the Board determined that it would be in the best interest of the Company and its shareholders to solicit bids from other independent audit firms. On March 24, 2023 (the “Effective Date”), after an extensive evaluation process, the Audit Committee dismissed EisnerAmper as the Company’s independent registered public accounting firm as of the Effective Date.

EisnerAmper’s audit report dated March 23, 2023 on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and 2021, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than the explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2022 and 2021 and subsequent interim periods through the date of dismissal, there have been no: (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of EisnerAmper, would have caused them to make reference thereto in their report on the financial statements or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except that EisnerAmper concurred with the Company’s assessment of a material weakness related to the Company’s internal controls over financial reporting.

The Company provided EisnerAmper with a copy of the foregoing disclosure to this Item 4.01 and has requested that EisnerAmper furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company set forth above. Attached as Exhibit 16.1 is a copy of EisnerAmper’s letter, dated March 30, 2023, stating their agreement with such statements.

(b) As a result of the process noted above, the Audit Committee has appointed Haskell & White LLP as the Company’s independent registered public accounting firm, effective March 24, 2023. Haskell & White LLP’s engagement will be for the Company’s fiscal year ended December 31, 2023 and related interim periods.

During the years ended December 31, 2022 and 2021, and through March 24, 2023, the Company did not consult Haskell & White LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Title

16.1	Letter from EisnerAmper LLP regarding change in certifying accountant.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIORA PHARMACEUTICALS, INC.

By:	/s/ Melissa Tosca
Melissa Tosca
Executive Vice President of Finance
(Principal financial and accounting officer)

Date: March 30, 2023